Exhibit 99.1 October 18, 2018 – 9:00am CT Earnings Conference Call Third Quarter 2018

Forward-Looking Statements and Non-GAAP Measures We want to remind everyone that our comments may contain forward-looking statements that are inherently subject to uncertainties and risks. We caution everyone to be guided in their analysis of Dover Corporation by referring to the documents we file from time to time with the SEC, including our Form 10-K/A for 2017, for a list of factors that could cause our results to differ from those anticipated in any such forward-looking statements. We would also direct your attention to our website, dovercorporation.com, where considerably more information can be found. In addition to financial measures based on U.S. GAAP, Dover provides supplemental non-GAAP financial information. Management uses non-GAAP measures in addition to GAAP measures to understand and compare operating results across periods, make resource allocation decisions, and for forecasting and other purposes. Management believes these non-GAAP measures reflect results in a manner that enables, in many instances, more meaningful analysis of trends and facilitates comparison of results across periods and to those of peer companies. These non-GAAP financial measures have no standardized meaning presented in U.S. GAAP and may not be comparable to other similarly titled measures used by other companies due to potential differences between the companies in calculations. The use of these non-GAAP measures has limitations and they should not be considered as substitutes for measures of financial performance and financial position as prepared in accordance with U.S. GAAP. Reconciliations and definitions are included either in this presentation or in Dover’s earnings release and investor supplement for the third quarter, which are available on Dover’s website. 2

Q3 2018 - Highlights Revenue is flat at $1.7B Bookings up 3% to $1.7B Organic growth of 3% Organic growth of 6% Adjusted earnings from continuing Adjusted diluted EPS from continuing operations(1) operations(2) Increase of 9% to $203M $1.36 per share, up 14% Diluted EPS from continuing operations on a GAAP basis at $1.05, up 4% Segment performance Other Activities Adjusted EBIT(1) at $274M, with margin at 15.7% $148M in open market repurchases; existing $1B repurchase program to be completed in Q4 Rightsizing program (Sept. 2018) commenced: . Q3 costs: $24M (includes $21M related to Sept. program) . Q4 costs of approx. $15M FY 2018 Guidance Revenue growth of approximately 2% (organic growth ≈ 3%) Adjusted diluted EPS(2) of $4.80 to $4.85 (1) Non-GAAP measures (definitions and reconciliations in appendix) 3 (2) Adjusted diluted EPS excludes acquisition-related amortization and rightsizing costs (reconciliation in appendix)

Q3 2018 – Financial Summary US GAAP from continuing operations Q3 2018 Q3 2017 ∆ Revenue ($M) 1,747 1,748 - Earnings ($M) 157 159 (1%) Diluted EPS ($) 1.05 1.01 4% Non-GAAP (1) from continuing operations Adjusted EBIT – Segment ($M) 274 275 - margin percent 15.7% 15.7% - Adjusted EBITDA – Segment ($M) 341 346 (2%) margin percent 19.5% 19.8% (30 bps) Adjusted Earnings ($M) 203 187 9% Adjusted diluted EPS (2) ($) 1.36 1.19 14% (1) Non-GAAP measures (definition and reconciliation in appendix) (2) Adjusted diluted EPS excludes acquisition-related amortization and rightsizing costs (reconciliation in appendix) 4

Q3 2018 - Revenue & Bookings Revenue Split Revenue Change in Organic Revenue: +$54M, or 3.1% 4% 13% -2% 3% -1% By 2% -2% Region 53% 21% 9% ($M) US 1,748 35 58 -39 -10 -44 1,747 OTHER AMER. Q3 2017DES DF DRFE FX ACQ./ Q3 2018 ORG. ORG. ORG. DISP. (1) EUROPE ASIA OTHER Bookings Change in Organic Bookings: +$100M, or 6.0% 22% 5% -1% -1% -3% 38% By 2% Segment DES 40% DF 1,672 38 77 -14 -11 -43 1,717 ($M) DRFE Q3 2017 DES DF DRFE FX ACQ./ Q3 2018 ORG. ORG. ORG. DISP. (2) (1) Acquisitions: $5M, dispositions: $49M (2) Acquisitions: $4M, dispositions: $47M Note: Numbers may not add due to rounding 5

Q3 2018 – Adj. Segment EBIT & EBITDA Walk, and Earnings & Adj. Earnings Walk – (Continuing Operations basis) Change in Adjusted Segment EBIT (3) -$1M (0%) A A D 19.5% D 19.8% 15.7% 15.7% 275 71 346 8 9 -23 341 -67 274 ($M) ADJ. EBIT D&A (1) ADJ. EBITDADESDF DRFE ADJ. EBITDA D&A (2) ADJ. EBIT Q3 2017 Q3 2018 Change in Adjusted Earnings from Continuing Operations (3) +$16M +9% 159 2 25 187 0 3 13 203 -26 -20 157 ($M) GAAP DISPOSITION ACQ. ADJ. SEGMENT CORP. INT./TAX ADJ. ACQ. RIGHTSIZING GAAP EARNINGS COSTS AMORT. EARNINGS EBIT EXPENSE EXPENSE EARNINGS AMORT. EARNINGS Q3 2017 Q3 2018 Note: Numbers may not add due to rounding (1) Depreciation: $33M, Amortization: $38M (2) Depreciation: $31M, Amortization: $36M 6 (3) Non-GAAP measures (definition and reconciliation in appendix)

9M 2018 – Free Cash Flow 9M 2018 9M 2017 ∆ Net earnings: $429 $515 ($86) Loss (earnings) from disc. ops.: 4 (58) 63 D&A: 206 212 (6) Gain on disposition: 0 (90) 90 Chg. in working capital: (162) (64) (98) Chg. in accrued & deferred taxes: 0 (38) 38 Chg. in other (1): (58) (23) (35) Cash flow from operations: $419 $454 (35) Capex: (135) (130) (4) Free cash flow: $284 $324 ($40) 12.3% FCF as a % of revenue: 5.5% 6.4% FCF Conversion (2): 65.6% 70.8% • Q3 2018 free cash flow at 11.8% of revenue • Q3 restructuring impact on FCF was $11M: YTD $39M • Q4 restructuring impact on FCF: approximately $20M (1) Includes stock-based compensation and changes in other current and non-current assets and liabilities (2) Free cash flow divided by earnings from continuing operations (GAAP basis) Note: Numbers may not add due to rounding 7

Share Repurchase Activity - $1 billion plan Ending Weighted Average Open Market $ ASR $ Shares ($ in millions) ($ in millions) (Shares in 000’s) FY 2017 $105 $0 157,744 1H 2018 45 700 155,573 2H 2018F 150 0 ≈152,300 16.5% Total Plan $300 $700 12.3% • $1 billion repurchase plan will be completed in 2018 8

Segment Information 9

Engineered Systems – Financial Results Revenue Bookings Printing & Identification ($M) . Organic growth: 5.2% . Organic growth: 5.7% 671 35-1 -33 672 659 38 -2 -33 662 ($M) Q3 2017 ORG. FX ACQ./ Q3 2018 Q3 2017 ORG.FX ACQ./ Q3 2018 DISP. (2) DISP. (3) (1) Adjusted EBIT, EBITDA & Margin Industrial A A D 20.5% D 19.3% 17.8% . Adjusted EBIT up 13% . Adjusted EBIT margin up 200 bps 15.8% . Favorable pricing 106 23 129 20 -7 -2 -2 0 138 -18 119 ($M) ADJ. EBITD&A (4)ADJ. ORGANIC ACQ./ R&D & FX OTHER ADJ. D&A (6) ADJ. EBIT EBITDA VOLUME DISP. (5) INVEST. EBITDA Q3 2017 Q3 2018 Note: Numbers may not add due to rounding (1) Non-GAAP measures (definition and reconciliation in appendix) (4) Depreciation: $11M, Amortization: $12M (2) Acquisitions: $0M, Dispositions: $33M (5) Acquisitions: $0M, Dispositions: $8M 10 (3) Acquisitions: $0M, Dispositions: $33M (6) Depreciation: $8M, Amortization: $10M

Fluids – Financial Results Revenue Bookings Fueling & Transport ($M) . Organic growth: 9.1% . Organic growth: 11.7% 638 58 -8 2 690 655 77 -9 1 724 ($M) Q3 2017 ORG.FX ACQ./ Q3 2018 Q3 2017ORG. FX ACQ./ Q3 2018 Pumps DISP. (2) DISP. (3) Adjusted EBIT, EBITDA & Margin (1) A A D D 21.5% 21.2% . Adjusted EBIT up 8% . Favorable pricing 16.2% 16.2% Process Solutions 103 34 137 16 1 -3 0 -5 147 -35 112 ($M) ADJ. EBIT D&A (4) ADJ. ORGANIC ACQ./ R&D & FXOTHER ADJ. D&A (6) ADJ. EBIT EBITDA VOLUME DISP. (5) INVEST. EBITDA Q3 2017 Q3 2018 Note: Numbers may not add due to rounding (1) Non-GAAP measures (definition and reconciliation in appendix) (4) Depreciation: $15M, Amortization: $19M (2) Acquisitions: $3M, Dispositions: $2M (5) Acquisitions: $1M, Dispositions: $0M 11 (3) Acquisitions: $3M, Dispositions: $2M (6) Depreciation: $16M, Amortization: $19M

Refrigeration & Food Equipment – Financial Results Revenue Bookings Refrigeration ($M) . Organic decline: (8.8%) . Organic decline: (4.0%) 439 -390 -13 386 358 -14 0 -11 332 ($M) Q3 2017ORG. FX ACQ./ Q3 2018 Q3 2017ORG. FX ACQ./ Q3 2018 Food Equipment DISP. (2) DISP. (3) Adjusted EBIT, EBITDA & Margin (1) A D 18.1% A D 14.6% . Adjusted EBIT down 34% 14.9% . Favorable pricing 11.1% . Belvac shipments deferred into 2019 65 14 80 -21 -2 0 0 0 56 -14 43 ($M) ADJ. EBITD&A (4) ADJ. ORGANIC ACQ./ R&D & FX OTHER ADJ. D&A (6) ADJ. EBIT EBITDA VOLUME DISP. (5) INVEST. EBITDA Q3 2017 Q3 2018 Note: Numbers may not add due to rounding (1) Non-GAAP measures (definition and reconciliation in appendix) (4) Depreciation: $7M, Amortization: $7M 12 (2) Acquisitions: $1M, Dispositions: $15M (5) Acquisitions: $0M, Dispositions: $2M (3) Acquisitions: $1M, Dispositions: $13M (6) Depreciation: $7M, Amortization: $7M

SG&A Rightsizing update Program Update Q3 Update $ in millions 130 . On track to plan Full Plan % Mix of Gross 30 . $8M in rightsizing benefits Savings Non-Headcount 37% in Q3 SG&A 100 – $16M of incremental benefits expected in Q4 DES 40% Key areas for investment: . $21M(2) of rightsizing costs • Operational Talent incurred in Q3 – $15M estimated in Q4 Reduction • E-commerce 63% DF 45% in Force and Digital – $3M rightsizing costs estimated in 2019 • Increase R&D DFRE CORP 12% 3% Gross Reinvestment "Net" $130M (1) savings savings (1) Excludes approximately $40M of one-time costs through 2019 to achieve. (2) Excludes $3M of rightsizing costs associated with prior programs; total rightsizing costs in Q3 2018 were $24M. Q3 costs associated with September SG&A rightsizing initiative were $10M for DES, $8M for DF, less than $1M for DFRE, and $2M for Corp. 13

2018 FY Guidance 14

Updated FY 2018F Guidance Engineered Refrigeration 2018 Systems Fluids & Food Equip Total Organic revenue 5% - 6% 6% - 7% (8% - 7%) ≈ 3% Acquisitions - 1% 1% 1% Dispositions (5%) - (2%) (3%) Currency (1) 2% 1% - 1% Total revenue 2% - 3% 8% - 9% (9% - 8%) ≈ 2% Adjusted EPS: $4.80 - $4.85 (1) Dollar/Euro assumption: 1.17 (1) Adjusted EPS excludes acquisition-related amortization costs and rightsizing and other costs; assumes 152.3 million weighted average shares 15

Appendix 16

Reconciliation of Q3 2018 Earnings from Continuing Operations to Adj. EBIT and Adj. EBITDA and calculation of Adj. EBIT margin and Adj. EBITDA margin by Segment (U.S. GAAP) Q3 2018 ($ in millions) DES DF DRFE Total Revenue 672 690 386 1,748 Earnings from continuing operations - - - 157 Add back: Corporate expense - - - 30 Interest expense, net - - - 29 Income tax expense - - - 36 EBIT 109 101 42 252 EBIT % 16.2% 14.7% 11.0% 14.4% Adjustments: Right-sizing expenses 11 10 0 22 Adjusted EBIT - Segment 119 112 43 274 Adjusted EBIT % 17.8% 16.2% 11.1% 15.7% Depreciation and amortization expense 18 35 14 67 Adjusted EBITDA - Segment 138 147 56 341 Adjusted EBITDA % 20.5% 21.2% 14.6% 19.5% Note: Numbers may not add due to rounding 17

Reconciliation of Q3 2017 Earnings from Continuing Operations to Adj. EBIT and Adj. EBITDA and calculation of Adj. EBIT margin and Adj. EBITDA margin by Segment (U.S. GAAP) Q3 2017 ($ in millions) DES DF DRFE Total Revenue 671 638 439 1,748 Earnings from continuing operations - - - 159 Add back: Corporate expense - - - 31 Interest expense, net - - - 34 Income tax expense - - - 47 EBIT 103 103 65 271 EBIT % 15.3% 16.2% 14.9% 15.5% Adjustments: Disposition costs 3 - - 3 Adjusted EBIT - Segment 106 103 65 275 Adjusted EBIT % 15.8% 16.2% 14.9% 15.7% Depreciation and amortization expense 23 34 14 71 Adjusted EBITDA - Segment 129 137 80 346 Adjusted EBITDA % 19.3% 21.5% 18.1% 19.8% Note: Numbers may not add due to rounding 18

Reconciliation of Adjusted Earnings from Continuing Operations to Earnings from Continuing Operations and calculation of Adjusted diluted EPS under U.S. GAAP ($ in millions) Q3 2018 Q3 2017 Earnings from continuing operations 157 159 Acquisition-related amortization, pre tax 35 38 Acquisition-related amortization, tax impact (9) (12) Gain on dispositions, before tax - 3 Gain on dispositions, after tax - (1) Rightsizing and other costs, pre tax 24 - Rightsizing and other costs, tax impact (4) - Adjusted earnings from continuing operations 203 187 Weighted average shares outstanding – diluted (thousand) 149 158 Diluted EPS ($) 1.05 1.01 Acquisition-related amortization, pre tax 0.23 0.24 Acquisition-related amortization, tax impact (0.06) (0.08) Gain on dispositions, before tax - 0.02 Gain on dispositions, after tax - (0.01) Rightsizing and other costs, pre tax 0.16 - Rightsizing and other costs, tax impact (0.03) - Adjusted diluted EPS ($) 1.36 1.19 Note: Numbers may not add due to rounding 19

Reconciliation of Free Cash Flow; and EPS from Continuing Operations to Adjusted EPS from Continuing Operations Reconciliation Free Cash Flow Reconciliation Sep 30, Sep 30, ($ millions) 2018 2017 Net Cash Provided by Operating Activities 419 454 Capital Expenditures (135) (130) Free Cash Flow 284 324 Adjusted EPS from Continuing Operations Reconciliation Range 2018 Guidance for Earnings per Share from Continuing Operations (GAAP) $3.76 $3.81 Acquisition-related amortization 0.73 Rightsizing and other costs 0.29 Pension settlement costs * 0.02 2018 Guidance for Adjusted Earnings per Share from Continuing Operations $4.80 $4.85 * Reflects settlement accounting for lump sum pension payouts triggered by the spin off of Apergy 20

Non-GAAP Definitions Definitions of Non-GAAP Measures: Adjusted Earnings from Continuing Operations: is defined as earnings from continuing operations adjusted for the effect of acquisition-related amortization, gains on disposition of businesses, disposition costs, and rightsizing and other costs. Adjusted Diluted Earnings Per Share from Continuing Operations: is defined as adjusted net earnings from continuing operations divided by average diluted shares. Adjusted EBIT by Segment: is defined as earnings from continuing operations before income taxes, net interest expense, corporate expenses, and rightsizing activities. Adjusted EBIT Margin by Segment: is defined as adjusted EBIT by segment divided by segment revenue. Adjusted EBITDA by Segment: is defined as adjusted EBIT by segment plus depreciation and amortization. Adjusted EBITDA Margin by Segment: is defined as adjusted EBITDA by segment divided by segment revenue. Free Cash Flow: is defined as net cash provided by operating activities minus capital expenditures. The tables included in this presentation provide reconciliations of the non-GAAP measures used in this presentation to the most directly comparable U.S. GAAP measures. Further information regarding management’s use of these non-GAAP measures is included in Dover’s earnings release and investor supplement for the second quarter. 21